SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549



FORM 8-K



CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934



Date of Report	                        February 5, 2002
(Date of earliest event reported)	February 5, 2002


Landmark Bancorp, Inc.
(Exact name of Registrant as specified in its charter)


Delaware
(State or other jurisdiction of incorporation)


   0-20878    				43-1930755
(Commission File Number) (I.R.S. Employer Identification Number)



800 Poyntz Avenue, Manhattan, Kansas	 66502
(Address of principal executive offices) (Zip Code)



(785) 	565-2000
(Registrant's telephone number, including area code)


Item 5.  Other Information

On February 5, 2002, Landmark Bancorp, Inc.
issued a press release announcing its results for the quarter ended December 31, 2001 and its declaration of a cash dividend to its shareholders.
The press release is attached hereto as Exhibit
99.1.

Item 7.  Financial Statements, Pro Forma
Financial Information and Exhibits

(a)	Financial Statements of Business
        Acquired.

		None.

(b)	Pro Forma Financial Information.

		None.

(c)	Exhibits.

99.1  News Release dated February 5,
      2002.



SIGNATURES

	Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



			MNB BANCSHARES, INC.



Dated: February 5, 2002		By: /s/Mark A. Herpich
              		               Mark A. Herpich
				       Vice President,
                                       Secretary, Treasurer
				        and Chief Financial
                                        Officer